This is filed pursuant to Rule 497(e).
     File Nos.: 033-34001 and 811-06068


For more information about the Portfolio, the following documents are available upon request:

o  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:            C/O ALLIANCE FUND SERVICES, INC.
                    P.O. BOX 1520, SECAUCUS, NJ 07096

BY PHONE:           For Information and Literature:
                    (800) 237-5822

Or you may view or obtain these documents from the SEC:

IN PERSON:          at the SEC's Public Reference Room in Washington, D.C.

BY PHONE:           (800) SEC-0330 (for information only)

BY MAIL:            Public Reference Section
                    Securities and Exchange Commission
                    Washington, DC 20549-6009
                    (duplicating fee required)

ON THE INTERNET:    www.sec.gov

You also may find more information about Alliance on the Internet at: www.Alliancecapital.com.


TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                       2
  Performance and Bar Chart Information                                   2
FEES AND EXPENSES OF THE PORTFOLIO                                        3
OTHER INFORMATION ABOUT THE PORTFOLIO'S
  OBJECTIVES, STRATEGIES, AND RISKS                                       3
  Investment Objectives and Strategies                                    3
  Risk Considerations                                                     4
MANAGEMENT OF THE PORTFOLIO                                               6
PURCHASE AND SALE OF SHARES                                               6
  How The Portfolio Values Its Shares                                     6
  How To Buy Shares                                                       6
  How To Sell Shares                                                      6
  Other                                                                   7
DIVIDENDS, DISTRIBUTIONS AND TAXES                                        7
GENERAL INFORMATION                                                       7
FINANCIAL HIGHLIGHTS                                                      8

File No. 811-6068
BIDWELLPRO999



------------------------
BIDWELL & COMPANY
CASH MANAGEMENT SERVICES
------------------------


PROSPECTUS
SEPTEMBER 1, 1999

ALLIANCE INSTITUTIONAL RESERVES-
TRUST PORTFOLIO



209 S.W. OAK STREET
PORTLAND, OR  97204-2791
800/547-6337


Member NASD, SIPC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Alliance Institutional Reserves, Inc. consists of five distinct Portfolios. This prospectus describes the Trust Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------

The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

OBJECTIVES: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

PRINCIPAL INVESTMENT STRATEGY: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by maintaining a portfolio of high-quality, U.S. dollar-denominated money market securities.

PRINCIPAL RISKS: The principal risks of investing in the Portfolio are:

o INTEREST RATE RISK This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

The performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

o the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

o changes in the Portfolio's performance from year to year over the life of the Portfolio.
The Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for the Portfolio by calling
(800) 237-5822 or your financial intermediary.


PERFORMANCE TABLE
                                                              SINCE
                               1 YEAR        5 YEARS      INCEPTION*
-------------------------------------------------------------------------------
                                5.24%          5.05%          4.70%
-------------------------------------------------------------------------------

* INCEPTION DATE: 11/16/92.


BAR CHART

n/a     n/a     n/a     n/a     3.13%   4.08%   5.61%   5.02%   5.29%   5.24%
-------------------------------------------------------------------------------
 89      90      91      92      93      94      95      96      97      98

During the period shown in the bar chart, the highest return for a quarter was 1.40% (quarter ending June 30, 1995) and the lowest return for a quarter was
 .76% (quarter ending December 31, 1993).


2


-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIO
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS) AND EXAMPLE

The example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


         ANNUAL PORTFOLIO OPERATING EXPENSES                       EXAMPLE**
   -----------------------------------------------           ------------------
   Management Fees                            .45%            1 Year       $ 51
   Other Expenses                             .10%            3 Years      $171
   Total Operating Expenses                   .55%            5 Years      $302
   Waiver and/or Expense Reimbursement*      (.05)%          10 Years      $684
   Net Expenses                               .50%


* Reflects Alliance's contractual waiver during the Portfolio's current fiscal year of a portion of the advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed .50%.

**   This example assumes that Alliance's agreement to waive management fees and/or to bear operating expenses is not extended beyond its initial period of one year.


-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

Please note:

o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

o There can be no assurance that the Portfolio will achieve its investment objectives.

INVESTMENT OBJECTIVES AND STRATEGIES

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o  adjustable rate obligations;

o  asset-backed securities;

o restricted securities (I.E., securities subject to legal or contractual restrictions on resale); and

o  repurchase agreements that are fully collateralized.


3


The Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

RISK CONSIDERATIONS

The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

YEAR 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Portfolio and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Portfolio and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Portfolio or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Portfolio's operations and the services that are provided to the Portfolio's shareholders. To the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 problem, the value of the Portfolio's shares may be materially affected. In addition, for the Portfolio's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Portfolio and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive manage-


4


ment to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Portfolio. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Portfolio and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Portfolio and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Portfolio or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Portfolio and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Portfolio and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Portfolio and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


5


-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIO
-------------------------------------------------------------------------------

The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 1999 totaling more than $321 billion (of which more than $140 billion represented assets of investment companies). As of June 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have more than 4.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For the fiscal year ended April 30, 1999, the Portfolio paid Alliance .40% as a percentage of average daily net assets, net of any waivers. (See "Annual Portfolio Operating Expenses" above for more information about fee waivers.)

Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Portfolio shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.


-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (I.E., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

o  INITIAL INVESTMENT

Instruct Bidwell & Company to use Alliance Institutional Reserves - Trust Portfolio in conjunction with your brokerage account. Contact Bidwell & Company for the current minimum balance requirement.

o  SUBSEQUENT INVESTMENTS

By check through Bidwell & Company. Mail or deliver your check made payable to Bidwell &Company, who will deposit it into the Portfolio. Please write your account number on the check.

If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

HOW TO SELL SHARES

o  BY CONTACTING BIDWELL & COMPANY

Instruct Bidwell &Company to make a withdrawal from your Fund account to purchase securities or to make payment to you by check.

o  BY CHECK WRITING

With this service, you may write checks made payable to any payee. You can write as many checks as you need against your cash balances with no minimum check amount. You may access available funds, as well as borrow against available equity in your margin account, at any time. An approved margin agreement is required to borrow against the equity in your account. The check writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.


6


o  BY SWEEP

Bidwell & Company offers automatic daily sweep of funds between your brokerage account and money fund account, subject to the minimum balance requirement.

OTHER

The Trust Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AFS by 4:00 p.m., Eastern time, and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received by AFSprior to 4:00 p.m., Eastern time, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

The Portfolio reserves the right to close an account that through redemption is less than $500,000. The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


7


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, appears in the SAI, which is available upon request.


                                                                 YEAR ENDED APRIL 30
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0489        .0523        .0492        .0527        .0479
Net gains or losses on securities              .0000        .0000        .0000        .0000        .0000
Total from investment operations               .0489        .0523        .0492        .0527        .0479

LESS: DISTRIBUTIONS
Dividends                                     (.0489)      (.0523)      (.0492)      (.0527)      (.0479)
Distributions                                  .0000        .0000        .0000        .0000        .0000
Total distributions                           (.0489)      (.0523)      (.0492)      (.0527)      (.0479)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (b)                           5.01%        5.37%        5.04%        5.41%        4.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $795         $391         $176         $170         $109
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .50%         .49%         .50%         .50%         .49%
  Expenses, before waivers and
    reimbursements                               .55%         .54%         .57%         .60%         .75%
  Net investment income (a)                     4.85%        5.23%        4.93%        5.28%        5.31%


(a)  Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.


8